                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                THE FIRST AUSTRALIA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

           [LOGO]

                                                  GATEWAY CENTER 3
                                                  100 MULBERRY STREET
                                                  NEWARK, NEW JERSEY 07102
                                                  (800) 451-6788

                                                  APRIL 6, 1998

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 1:00 p.m. (Eastern
Time), on Thursday, May 14, 1998, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

    At the Annual Meeting, the shareholders will elect the Fund's Class I Directors, consider the ratification of the selection of Price Waterhouse LLP as independent public accountants, consider a proposal to amend the Fund's Articles of Incorporation, consider a change of the Fund's sub-classification under the Investment Company Act of 1940, as amended, and consider the elimination of the Fund's investment restriction regarding diversification, and consider a proposal to amend the Fund's policy on concentration to be implemented only upon the concurrence of the Division of Investment Management of the Securities and Exchange Commission. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

LAURENCE S. FREEDMAN                           BRIAN M. SHERMAN
CHAIRMAN                                       PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                         THE FIRST AUSTRALIA FUND, INC.

                                  GATEWAY CENTER 3
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1998
                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 14, 1998, at 1:00 p.m. (Eastern Time) for the following purposes:

       (1) To elect four Directors to serve as Class I Directors for a three-year term;

       (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998;

       (3) To amend the Articles of Incorporation to add supermajority 75% vote requirements to approve certain business combinations, open-ending and shareholder investment proposals;

       (4) To change the Fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), and eliminate the Fund's investment restriction regarding diversification; and

       (5) To amend the Fund's policy on concentration to be implemented only upon the concurrence of the Division of Investment Management of the Securities and Exchange Commission.

    The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

    The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Newark, New Jersey
April 6, 1998

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                                PROXY STATEMENT
                         THE FIRST AUSTRALIA FUND, INC.
                                GATEWAY CENTER 3
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1998
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 14, 1998, at 1:00 p.m. (Eastern Time). The approximate mailing date for this Proxy Statement is April 7, 1998.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted IN FAVOR of Proposals 1, 2, 3, 4 and 5. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

    The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 20, 1998, the Fund had 17,189,998 shares of common stock outstanding, par value $.01 per share. To the knowledge of management of the Fund, as of the record date, no persons or group beneficially own more than five percent of the outstanding shares of common stock of the Fund.

    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997, AND ANY MORE RECENT REPORTS, TO ANY FUND SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE CALL OR WRITE TO THE FUND'S ADMINISTRATOR, PRUDENTIAL MUTUAL FUND MANAGEMENT, INC., GATEWAY CENTER 3, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102, TELEPHONE: 1-800-451-6788.

                   PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

    The Fund's By-laws provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Anthony E. Aaronson, Roger C. Maddock, Neville Miles and John T. Sheehy, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2001 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of persons listed below under Class I. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each of the nominees for election as a Director of the Fund and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------

                         CLASS I (CURRENT DIRECTORS AND NOMINEES FOR A TERM EXPIRING
                                  AT THE ANNUAL MEETING TO BE HELD IN 2001)
Anthony E. Aaronson (++) Director, The First Australia Prime Income Fund,     61      1985         --
116 South Anita Avenue    Inc. (since 1986); Tony Aaronson (textile
Los Angeles, CA 90049     agency) (since 1993); Vice President, Fortune
                          Fashions (1992-1993); President, Fashion Fabric
                          Division, Forrest Fabrics (textiles) (August
                          1991-1992); Director, PKE Incorporated
                          (consulting company) (1988-1990); Director,
                          Textile Association of Los Angeles (1990-1993);
                          Vice President, Textile Association of Los
                          Angeles (1996-1997); Director, O.T.C. Sales,
                          Emday Fabrics Co. (textiles) (1986-1991);
                          Executive Vice-President and
                          Secretary-Treasurer, J&J Textiles Inc.
                          (1982-1986).
Roger C. Maddock (*)    Director, The First Australia Prime Income Fund,      47      1992         --
Union House, Union        Inc. and The First Commonwealth Fund, Inc.
Street                    (since 1992); Chairman and Managing Director,
St. Helier, Jersey        EquitiLink International Management Limited
Channel Islands JE4 8TQ   (since 1985); Partner, Jackson Fox, Chartered
United Kingdom            Accountants (since 1981); Director, Worthy Trust
                          Company Limited (since 1993); Director,
                          Professional Consultancy Services Limited (since
                          1983); Director, Hollywell Spring Limited (since
                          1987); Director, The EquitiLink Private Gold
                          Investment Fund Limited (since 1992); Director,
                          CentraLink-EquitiLink Investment Company Limited
                          (since 1994).
Neville Miles           Director, The First Australia Prime Income Fund,      51      1996         --
23 Regent Street          Inc. (since 1996); Director, MaxiLink Limited
Paddington N.S.W. 2021    (investment company); Director, Walker Corp.
Australia                 Limited (property development); Director, First
                          Resources Development Fund Limited (investment
                          company); Executive Director, EL&C Baillieu
                          Limited (stock broker) (1994-1996); Executive
                          Director, Old Minnett Securities Limited
                          (stockbroker) (1988-1994).

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------

John T. Sheehy (++)(*)  Director, The First Australia Prime Income Fund,      55      1985         --
2700 Garden Road          Inc. (since 1986), First Australia Prime Income
Suite G                   Investment Company Limited (since 1986) and The
Monterey, CA 93940        First Commonwealth Fund, Inc. (since 1992);
                          Managing Director, The Value Group LLC (merchant
                          banking) (since 1997); Director, Greater Pacific
                          Food Holdings, Inc. (food industry investment
                          company) (since 1993); Director, Video City,
                          Inc. (video retail merchandising); Partner,
                          Sphere Capital Partners (corporate consulting)
                          (since 1987); Director, Sphere Capital Advisors
                          (investment adviser); Director, Sandy
                          Corporation (corporate consulting, communication
                          and training) (since 1986); Managing Director,
                          Black & Company (broker-dealer and investment
                          bankers); Associate Director, Bear, Stearns &
                          Co. Inc. (1985-1987); previously, Limited
                          Partner, Bear, Stearns & Co. Inc.

                      CLASS II (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1999)

Harry A. Jacobs, Jr.(*) Director, The First Australia Prime Income Fund,      76      1985          3,979
One New York Plaza        Inc. (since 1986); Senior Director, Prudential
New York, NY 10292        Securities Incorporated (since 1986); Chairman
                          and Chief Executive Officer, Prudential Mutual
                          Fund Management, Inc. (June-September 1993);
                          previously, Chairman of the Board, Prudential
                          Securities Incorporated (1982-1985); Chairman of
                          the Board and Chief Executive Officer, Bache
                          Group, Inc. (1977-1982); Trustee, The Trudeau
                          Institute (eleemosynary); Director of 11
                          investment companies affiliated with Prudential
                          Securities Incorporated.

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------

Rt. Hon. Malcolm Fraser, Director, The First Australia Prime Income Fund,     67      1985         --
A.C., C.H. (+)            Inc. (since 1986), First Australia Prime Income
55 Collins Street         Investment Company Limited (since 1986) and The
Melbourne, Victoria 3000   First Commonwealth Fund, Inc. (since 1992);
Australia                 International Consultant on Political, Economic
                          and Strategic Affairs (since 1983); Partner,
                          Nareen Pastoral Company (agriculture); Fellow,
                          Center for International Affairs, Harvard
                          University; International Council of Associates,
                          Claremont University; Member, ANZ International
                          Board of Advice (1987-1990); InterAction Council
                          for Former Heads of Government (since 1987,
                          Chairman since 1997); Co-Chairman, Commonwealth
                          Eminent Persons Group on Southern Africa
                          (1985-1986); Chairman, United Nations Committee
                          on African Commodity Problems (1989-1990);
                          Consultant, The Prudential Insurance Company of
                          America; Parliamentarian--Prime Minister of
                          Australia (1975-1983).

Howard A. Knight        Director, The First Australia Prime Income Fund,      56      1993         --
36 Ives Street            Inc. (since 1993); Director, Vice Chairman and
London SW3 2ND            Chief Operating Officer, Scandinavian
United Kingdom            Broadcasting System SA (television and radio
                          broadcasting) (since 1996); Private Investor and
                          Consultant (1994-1996); President of Investment
                          Banking, Equity Transactions and Corporate
                          Strategy, Prudential Securities Incorporated
                          (1991-1994); formerly Chairman and Chief
                          Executive Officer, Avalon Corporation
                          (1984-1990); Managing Director, President and
                          Chief Executive Officer, Weeks Petroleum Limited
                          (1982-1984); General Counsel, member of the
                          Executive Committee and Director, Farrell Lines
                          Incorporated (1976-1982); Partner, Cummings &
                          Lockwood (1963-1976).

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------

Brian M. Sherman (*)    President of the Fund; President and Director, The    54      1985         --
Level 3                   First Australia Prime Income Fund, Inc. (since
190 George Street         1986); Joint Managing Director (since 1986) and
Sydney, N.S.W. 2000       Chairman (since 1995), First Australia Prime
Australia                 Income Investment Company Limited; Director and
                          Vice President (since 1992) and Chairman (since
                          1995), The First Commonwealth Fund, Inc.;
                          Chairman and Joint Managing Director, EquitiLink
                          Limited (since 1986); Chairman and Joint
                          Managing Director, EquitiLink Australia Limited
                          (since 1981); Director, EquitiLink Interna-
                          tional Management Limited (since 1985); Joint
                          Managing Director, MaxiLink Limited (since
                          1987); Executive Director, MaxiLink Securities
                          Limited (since 1987); Joint Managing Director,
                          First Resources Development Fund Limited (since
                          1994); Director, Ten Group Limited (since 1994);
                          Director, telecasters North Queensland Limited
                          (since 1993); Director, Sydney Organizing
                          Committee for the Olympic Games.

Richard H. McCoy (++)(*) Director, the First Australia Prime Income           55      1993         --
55 King Street West       Investment Company Limited (since 1993); Vice
Toronto, Ontario M5K 1A2   Chairman, TD Securities, Inc. (since May 1997);
Canada                    Deputy Chairman, CIBC Wood Gundy Securities Inc.
                          (investment dealer) (1978-February 1997).

                      CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2000)

Sir Roden Cutler, V.C., Chairman (1986-1995) and Director (since 1986),       81      1985         --
A.K., K.C.M.G.,           The First Australia Prime Income Fund, Inc.;
K.C.V.O., C.B.E.,         Chairman (1986-1995) and Director (since 1986),
K.St.J. (+)               First Australia Prime Income Investment Company
22 Ginahgulla Road        Limited; Chairman (1992-1995) and Director
Bellevue Hill, N.S.W.     (since 1992), The First Commonwealth Fund, Inc.;
2023                      Australia Director, Rothmans Holding Ltd.
Australia                 (formerly Rothmans Pall Mall) (tobacco)
                          (1981-1994); Chairman, State Bank of New South
                          Wales (1981-1986);

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------

                          Governor of New South Wales, Australia
                          (1966-1981).

David Lindsay Elsum,    Director, The First Australia Prime Income Fund,      60      1985         --
A.M. (+)                  Inc. (since 1986), First Australia Prime Income
9 Maygrove                Investment Company Limited (since 1986) and The
South Yarra, Victoria     First Commonwealth Fund, Inc. (since 1992);
3141                      Director, MaxiLink Ltd.; Chairman, Stodart
Australia                 Investment Pty. Ltd.; Chairman, Queen Victoria
                          Market; Chairman, Melbourne Wholesale Fish
                          Market Ltd.; Director Stateguard Friendly
                          Society; Director, First Resources Development
                          Fund; Member, Corporations and Securities Panel
                          of the Australian Securities Commission; Member,
                          Federal Administrative Appeals Tribunal;
                          Adviser, TASA International Executive Search;
                          Chairman, Health Computing Services Limited;
                          President, State Superannuation Fund of Victoria
                          (1986-1993); Director, IlTec Limited
                          (1993-1996); Managing Director, The MLC Limited
                          (insurance) (1984-1985); Managing Director,
                          Renison Goldfields Consolidated Limited (mining)
                          (1983-1984).

Laurence S. Freedman (*) Vice President (since 1985) and Chairman (since      54      1985         --
Level 3                   1995) of the Fund; Vice President and Director
190 George Street         (since 1986) and Chairman (since 1995), The
Sydney, N.S.W. 2000       First Australia Prime Income Fund, Inc.; Joint
Australia                 Managing Director, First Australia Prime Income
                          Investment Company Limited (since 1986);
                          President and Director, The First Commonwealth
                          Fund, Inc. (since 1992); Founder and Director,
                          EquitiLink Limited (since 1986); Joint Managing
                          Director, EquitiLink Australia Limited (since
                          1982); Director, EquitiLink International
                          Management Limited (since 1985); Chairman and
                          Joint Managing Director, MaxiLink Limited (since
                          1987); Executive Director, MaxiLink Securities
                          Limited (since 1987); Chairman and Joint
                          Managing Director, First Resources Development
                          Fund Limited (since 1994);

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------
                          Director, Ten Group Limited (since 1994);
                          Director, Telecasters North Queensland Limited
                          (since 1993); Managing Director, Link
                          Enterprises (International) Pty. Limited
                          (investment management company) (since 1980);
                          Manager of Investments, Bankers Trust Australia
                          Limited (1978-1980); Investment Manager,
                          Consolidated Goldfields (Australia) Limited
                          (natural resources investments) (1975-1978).

Michael R. Horsburgh    Director, The First Australia Prime Income Fund,      52      1985         --
21,22/FI Ssang Yong       Inc. (since 1986); Director, The First
Tower                     Commonwealth Fund, Inc. (since 1994); Executive
23-2 Yuido-dong           Vice President, Hannuri Securities & Investment,
Youngdungpo-gu,           Ltd. (since October 1997); Managing Director,
Seoul 150-010, Korea      Carlson Investment Management, Inc.
                          (1996-October 1997); Director and Chief
                          Executive Officer, Horsburgh Carlson Investment
                          Management, Inc. (1991-1996); Director, The
                          First Hungary Fund; Managing Director, Barclays
                          de Zoete Wedd Investment Management (U.S.A.)
                          (1990-1991); Special Associate Director, Bear,
                          Stearns & Co. Inc. (1989-1990); Senior Managing
                          Director, Bear, Stearns & Co. Inc. (1985-1989);
                          General Partner, Bear, Stearns & Co. Inc.
                          (1981-1985); previously, Limited Partner, Bear,
                          Stearns & Co. Inc.

William J. Potter (+)   Director, The First Australia Prime Income Fund,      49      1985          1,000
380 Lexington Avenue      Inc. (since 1986), First Australia Prime Income
Suite 1511                Investment Company Limited (since 1986) and The
New York, NY 10168        First Commonwealth Fund, Inc. (since 1992);
                          President, Ridgewood Group International Ltd.
                          (investment banking) (since 1989); Director and
                          Chairman of Finance, National Foreign Trade
                          Association (USA); Director, Ridgewood Capital
                          Funding, Inc. (NASD); Director, Impulsora del
                          Fondo Mexico; Director, International Panorama
                          Resources Ltd.; Director, Voicenet, Inc.;
                          Director, Alexandria Bancorp (banking group in

                                                                                                  SHARES OF
                                                                                                BENEFICIALLY
                                       PRESENT OFFICE WITH                                       OWNED AND %
    NAME AND ADDRESS                   THE FUND, PRINCIPAL                                        OF TOTAL
  OF EACH DIRECTOR OR                OCCUPATION OR EMPLOYMENT                       DIRECTOR     OUTSTANDING
        NOMINEE                         AND DIRECTORSHIPS                    AGE     SINCE     ON 10/31/97 (1)
--------------------------------------------------------------------------  -----   --------   ---------------

                          Cayman Islands); Director, Battery Technologies,
                          Inc.; Consultant, Trieste Futures Exchange,
                          Inc.; Advisor, Guardian Capital Group; Partner,
                          Sphere Capital Partners (corporate consulting)
                          (1989-1997); Director, Alexandria Bancorp
                          Limited; Director, Canadian Health Foundation;
                          Managing Director, Prudential-Bache Securities
                          Inc. (1984-1989); First Vice President, Barclays
                          Bank, plc (1982-1984); previously, various positions with Toronto Dominion Bank.

------------------------

* Directors considered by the Fund and its counsel to be persons who are interested persons (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both. Mr. McCoy may be deemed to be an interested person because of his affiliation with TD Securities Inc.

+ Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review Committee.

++   Messrs. Aaronson, McCoy and Sheehy are members of the Audit Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power and in the aggregate represent less than 1/4 of 1% of the total shares outstanding as of October 31, 1997.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, all filing requirements applicable to its Reporting Persons were complied with except that a Form 5 on behalf of Richard P. Strickler, an officer of an affiliate of the investment manager, was filed late.

    COMMITTEES AND BOARD OF DIRECTOR MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

    During the Fund's fiscal year ended October 31, 1997, the Board of Directors held four meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all meetings of the Committees of the Board on which he served, except Mr. Jacobs, who attended two of the four meetings of the Board of Directors.

    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Manor, Sechos and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1985, are as follows: Brian M. Sherman, President; Laurence S. Freedman, Vice President; David Manor (age 57), Treasurer; Ouma Sananikome-Fletcher (age 39), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 36), Assistant Treasurer; Kenneth T. Kozlowski (age 36), Assistant Treasurer; Roy M. Randall (age 61), Secretary; Allan S. Mostoff (age 65), Assistant Secretary; and Margaret A. Bancroft (age
59), Assistant Secretary.

    The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; David Manor, Executive Director, EquitiLink Limited, Executive Director, EquitiLink Australia Limited, Director, EquitiLink International Management Limited, Director, EquitiLink U.S.A., Inc. and Director, President and Chairman of the Board of First Australia Mutual Funds, Inc. (1989-1991); Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Group (since 1993), Director, EquitiLink Australia Limited (since 1994) and Soliciter, Allen, Allen, & Hemsley (1986-1993); Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc. (since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Stikeman, Elliott (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated February 1, 1990.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

    Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, joint managing director, and joint managing director and chairman, of the Investment Adviser, and are the principal shareholders of EquitiLink Limited. Mr. Maddock is also a shareholder of EquitiLink Limited.

    During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/97

                                                                       PENSION OR                     TOTAL
                                                                       RETIREMENT    ESTIMATED    COMPENSATION
                                                        AGGREGATE       BENEFITS       ANNUAL    FROM REGISTRANT
                                                      COMPENSATION      ACCRUED       BENEFITS      AND FUND
                                                          FROM         AS PART OF       UPON      COMPLEX PAID
NAME OF PERSON, POSITION                               REGISTRANT    FUND EXPENSES   RETIREMENT   TO DIRECTORS
----------------------------------------------------  -------------  --------------  ----------  ---------------
Anthony E. Aaronson.................................    $   7,500         N/A           N/A         $  21,250(2)
Sir Roden Cutler....................................        7,500         N/A           N/A            29,250(3)
David Lindsay Elsum.................................        7,500         N/A           N/A            29,250(3)
Rt. Hon. Malcolm Fraser.............................        7,500         N/A           N/A            29,250(3)
Laurence S. Freedman................................            0         N/A           N/A                 0(3)
Michael R. Horsburgh................................        7,500         N/A           N/A            29,250(3)
Harry A. Jacobs, Jr.................................            0         N/A           N/A                 0(2)
Howard A. Knight....................................        7,500         N/A           N/A            21,250(2)
Richard H. McCoy....................................        7,500         N/A           N/A             7,500(1)
Roger C. Maddock....................................            0         N/A           N/A                 0(3)
Neville Miles.......................................        7,500         N/A           N/A            21,250(2)
William J. Potter...................................        7,500         N/A           N/A            29,250(3)
John T. Sheehy......................................        7,500         N/A           N/A            29,250(3)
Brian M. Sherman....................................            0         N/A           N/A                 0(3)

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF THE FOUR NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1998. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

    Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                PROPOSAL 3: AMENDMENT OF THE FUND'S ARTICLES OF
            INCORPORATION TO ADD SUPERMAJORITY 75% VOTE REQUIREMENTS
           TO APPROVE CERTAIN BUSINESS COMBINATIONS, OPEN-ENDING AND
                        SHAREHOLDER INVESTMENT PROPOSALS

    The Board of Directors has approved and recommends the adoption by shareholders of an amendment to the Fund's Articles of Incorporation to add a new Article Ninth, as set forth in Appendix A, requiring that a "fair price" be paid for the Fund's shares in the event of a proposed merger or other business combination which is not approved by either 75% of the "Continuing Directors" of the Board or the holders of 75% of the outstanding shares of the Fund (the "Fair Price Provision"). Proposed Article Ninth would require the same supermajority vote of either the Fund's Continuing Directors or its shareholders to amend the Articles of Incorporation to "open-end" the Fund by making the Fund's shares redeemable and a 75% vote of its shareholders to adopt any shareholder proposal as to specific investment decisions with respect to the Fund's assets.

    "Continuing Directors," for purposes of the supermajority vote required of Directors, is defined in the proposed amendment. It generally refers to persons who are not affiliated with a party proposing to enter into a Business Combination (other than the Fund's current investment manager or its affiliates) and who have been Board members for at least 12 months. The detailed definition of Continuing Directors is spelled out in the proposed amendment.

    "Fair price" is also defined in the proposed amendment. It generally provides that the value of any cash, stock or other property received in a Business Combination by the Fund's shareholders be equal in value to the higher of (1) the highest per share price paid by the purchaser in a Business Combination in the two-year period before its first public announcement of a proposed Business Combination or the date on which the purchaser first became a beneficial owner of the Fund's voting stock (whichever is higher) and (2) the net asset value per share of the Fund's Common Stock on the public announcement date of a proposed Business Combination or the date on which the purchaser first became a beneficial owner of the Fund's voting stock (whichever is higher).

    Your attention is directed to Appendix A which spells out the details of the proposed amendment and sets forth the exact wording of such definitions as "Fair Price," "Business Combination" and "Continuing Directors."

    Generally speaking, business combinations subject to the supermajority vote provisions would include mergers and consolidations, sales and leases of the Fund's assets in excess of $1,000,000 (except in the ordinary course of business or in portfolio transactions) and the sale by the Fund of its securities with a value of $1,000,000 or more (except in connection with public offerings, dividend reinvestment plans or pursuant to stock subscription rights).

    An open-ending of the Fund means an amendment to the Fund's Articles which would permit the Fund's shareholders to present their shares to the Fund and receive a proportionate share of the Fund's current net assets or the cash equivalent.

    The shareholder proposals which are contemplated to be subject to approval by a 75% shareholder vote are proposals that relate to specific investment decisions to be made with respect to the Fund's assets, such as a buyback of shares, a merger or liquidation of the Fund or a proposal to, for example, amend the Fund's investment objective or investment policies.

    At present, under the Fund's Articles, any open-ending or business combination which, under Maryland law or otherwise, must be voted on by shareholders, requires the approval of a majority of all of the Fund's outstanding common shares. Under the proposed amendment to the Articles, the requisite shareholder vote would be raised to 75% of the Fund's outstanding common shares unless 75% of the Continuing Directors were to approve the open-ending or the business combination. Similarly, under the proposed amendment to the Articles, the requisite vote to approve shareholder proposals relating to specific investment decisions to be made with respect to the Fund's assets would be raised from the affirmative vote of a majority of the Fund's outstanding common shares to the affirmative vote of 75% of the Fund's outstanding common shares.

    REASONS FOR THE PROPOSED AMENDMENT TO THE ARTICLES. In recent years, attempts have been made to open-end or acquire closed-end investment companies contrary to a determination by the Board of Directors of such funds that any such open-ending or acquisition would not be in the best interests of fund shareholders. For example, open-ending a closed-end fund can lead to the downsizing of its assets below an amount which permits it to provide investors with the efficiencies of scale that pooled investment vehicles, such as the Fund, provide. If assets shrink substantially because of redemptions, it can lead to a decision to close the Fund down, thereby leaving investors who, in the case of the Fund, have chosen to access the Australian securities market through a closed-end investment company registered under the Investment Company Act of 1940 with few, or no, other such options. Shareholder proposals could be crafted to lead to the same result. At present, according to Lipper Closed-End Fund Performance Analysis Service, there are no other closed-end registered investment companies that are organized to invest primarily in equity securities listed on the Australian Stock Exchange.

    Although there are no pending proposals for conversion of the Fund to an open-end company, for specific investment decisions or for a takeover of the Fund, Management and the Board believe that it is important to ensure that any proposal to takeover or open-end the Fund receives the overwhelming support of shareholders since any such proposal could represent a very fundamental or controversial change in the Fund's established operations and objectives and shareholders may clearly differ on whether such a proposal is favorable based on their own circumstances. For this reason, Management and the Board believe that the affirmative vote of more than a simple majority of the shareholders should be required and that any such proposal should receive the overwhelming support of either the Board of Directors or the Fund's shareholders. In the case of any proposed merger or other specified business combination, the same supermajority voting provisions would apply unless the proposal provides for the payment of at least the full net asset value to shareholders. However, the proposed amendment could impede or prevent transactions in which shareholders might obtain prices for their shares, including prices at or above net asset value, in excess of then current market prices at which the Fund's shares were then trading.

    The By-Laws of the Fund currently provide for the staggered election of the Board of Directors, with directors divided into three classes, each having a term of three years. This provision ensures the continuity of the Fund's Board, and also tends to impede, for up to two years, the replacement of a majority of the Board. The Fair Price Provision would also discourage prospective acquirers from attempting to take advantage of any market discount from net asset value on the Fund's shares. Accordingly, Management and the Board believe that the adoption of the Fair Price Provision should serve to ensure continuity of the Fund and permit the Investment Manager to manage the Fund's assets in a manner consistent with the Fund's investment objective, without concern as to actions that could impede investment flexibility by requiring premature liquidation of the Fund's assets.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO ADD SUPERMAJORITY 75% VOTE REQUIREMENTS TO APPROVE CERTAIN BUSINESS COMBINATIONS, OPEN-ENDING AND SHAREHOLDER INVESTMENT PROPOSALS.

              PROPOSAL 4: CHANGE OF THE FUND'S SUB-CLASSIFICATION
                    AND ELIMINATION OF THE FUND'S INVESTMENT
                     RESTRICTION REGARDING DIVERSIFICATION

    Under Section 5(b) of the 1940 Act, the Fund is currently sub-classified as a "diversified company." In connection with this sub-classification, the Fund is currently subject to an investment restriction which reads as follows:

    [The Fund may not] purchase any securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result
    (a) more than 25% of the Fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would own more than 10% of the voting securities of any single issuer. For purposes of these restrictions, the Commonwealth of Australia and each of its States is each considered a single issuer.

    The Board of Directors has approved, and recommends that the shareholders also approve, a change in the Fund's sub-classification under Section 5(a) from "diversified" to "non-diversified" and the elimination of the investment restriction quoted above. However, the Fund intends to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

    Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund's classification to a non-diversified investment company will permit the Fund to concentrate its investments in fewer issuers than is now the case. While greater concentration may prove beneficial when the companies that the Fund invests in outperform the market, greater concentration in fewer issuers will also magnify negative performance by portfolio companies. In general, the Fund's net asset value and related market price may become more volatile.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CHANGE OF THE FUND'S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION RELATING TO DIVERSIFICATION.

                      PROPOSAL 5: AMENDMENT TO THE FUND'S
                            POLICY ON CONCENTRATION

    The Board of Directors has approved and recommends the adoption by shareholders of an amendment to the Fund's policies on concentration.

    Currently, it is the policy of the Fund not to invest more than 25% of its total assets in a particular industry or group of industries. If this Proposal is approved by shareholders, the concentration policy of the Fund would be:

    "The Fund may invest between 25% and 35% of its total assets in the securities of any one industry sector if, at the time of investment, that industry sector represents 20% or more of the Australian All Ordinaries Index."

    As discussed below, the Board of Directors is mindful of the position of the Division of Investment Management of the Securities and Exchange Commission and the Proposal, if approved by shareholders, will not be implemented without the concurrence of the Division.

    The Australian All Ordinaries Index (the "Index") is an index made up from various sub-indices, such as banks and finance, transport, oil and gas, and building and construction, all of which are constructed to be representative of particular industry sectors. Although the Fund is not an index fund which seeks to replicate the Index, if it cannot, when the Investment Manager deems advisable, at least match or "overweight" industry sectors in the Index, its inability to concentrate in leading sectors may negatively impact the Fund's performance.

    In making the recommendation, the Board was aware of the fact that the Staff of the Division of Investment Management of the Securities and Exchange Commission has adopted guidelines which would permit the Fund to implement the proposal change to its concentration policy because, in the view of the Staff, statements of a concentration policy pursuant to which a fund reserves the right to concentrate in particular industries "without limitation if deemed advisable and in the best interest of the shareholders" fail to comply with Section 8(b)(1) of the 1940 Act.

    The Fund's Investment Manager believes that the proposal to permit it to invest more than 25% of its total assets (but not more than 35%) in the securities of any one industry sector within the Index if, at the time of investment, that industry sector represents 20% or more of the Index, would give the Investment Manager useful flexibility to position the Fund's portfolio by reference to the relative weightings of Australian industry sectors within the Index. While it should be recognized that concentration in one or more industry sectors can expose the Fund to greater risk should those sectors underperform, the Investment Manager is of the view that it is important to have the flexibility to concentrate in those industry sectors that currently represent the Index.

    While the Investment Manager agrees that a concentration policy which has no objective perimeters can be viewed as the equivalent of no policy and thus not in compliance with Section 8(b)(1) of the 1940 Act, it is the Investment Manager's position that limiting its freedom to concentrate only in industry sectors that represent at least 20% of the Index and then only in an amount up to 35% of its total assets articulates a policy on concentration that can be meaningfully evaluated by shareholders in determining to approve the policy and in determining to invest in the Fund.

    The Board recognized that the Division of Investment Management's guideline is of a long standing nature and represents the Division's concern that concentration in any particular industry should not be left to the general discretion of the Fund and its Investment Manager. Therefore, if shareholders approve the proposed amendment, it will not be implemented without the concurrence of the Staff of the Division of Investment Management. It should be noted that the Staff has given no indication that it would be willing to change its guideline.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S POLICIES ON CONCENTRATION.

                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $10,000 by the Fund and the Fund will reimburse SCC for its related expenses.

    SOLICITATION AND VOTING OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 7, 1998. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

    VOTE REQUIRED. The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons names as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of both the election of Class I Directors of the Board of Directors (Proposal 1) and the ratification of the selection of independent public accountants (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the proposed amendment to the Fund's Articles of Incorporation to add supermajority 75% vote requirements to approve certain business combinations, open-ending and shareholder investment proposals (Proposal 3) will require the affirmative vote of a majority of the outstanding shares of common stock. Approval of the proposed change of the Fund's sub-classification and the proposed elimination of the Fund's investment restriction regarding diversification (Proposal 4) and approval of the proposed amendment to the Fund's policy on concentration (Proposal 5) will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act and as used in this Proxy Statement means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

    Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 4 and 5 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposals 4 and 5 and a majority of the applicable voting securities of the Fund present at the Meeting with respect to Proposals 1, 2 and 3.

    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1999 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund within a reasonable time before the solicitation of proxies for such meeting.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
April 6, 1998

                                                                      APPENDIX A

THE PROPOSED AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION IS SET OUT BELOW.

NINTH: Special Vote of Stockholders.

    (a) Except as otherwise provided in this Article Ninth, the vote of the holders of at least 75% of the voting power of the then outstanding shares of Voting Stock (as hereinafter defined), in addition to any vote of the Directors of the Corporation as may be required by law or by the By-Laws, shall be necessary to effect any of the following actions:

        (i) any amendment to these Articles of Incorporation to make the Corporation's Common Stock a "redeemable security" (as such term is defined in the Investment Company Act of 1940) unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least 75% of such Directors, approve such amendments;

        (ii) any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets; or

       (iii) any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied or the conditions in clauses (B),
    (C), (D), (E) and (F) below are satisfied:

           (A) The Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors.

            (B) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock in such Business Combination shall be at least equal to the higher of the following:

                (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (bb) in the Threshold Transaction (as hereinafter defined), whichever is higher; and

                (y) in the case of Common Stock, the net asset value per share of such Common Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher, and in the case of any Preferred Shares, the highest preferential amount per share to which the holders of shares of such class of Preferred Shares would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, regardless of whether the Business Combination to be consummated constitutes such an event.

            (C) The consideration to be received by holders of the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

           (D) After the occurrence of the Threshold Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

            (E) After the occurrence of the Threshold Transaction, such Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

            (F) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

    (b) For the purposes of this Article Ninth:

        (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

           (A) any merger or consolidation of the Corporation with or into any other person;

            (B) any sales, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

            (C) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering thereof, (y) issuance of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (z) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

                (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

               (iii) "Interested Party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Corporation.

                (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

                (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote in the election of Directors, as well as any class of capital stock of the Corporation entitled, as a class, to elect one of more Directors.

                (vi) A Person shall be a "beneficial owner" of any Voting Stock:

                   (A) which such Person or any of its Affiliates or Associate
               (as hereinafter defined) beneficially owns, directly or indirectly; or

                    (B) which such Person or any of its Affiliates or Associates has the right to acquire (whether such rights is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options; or

                    (C) which is beneficially owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

               (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

              (viii) "Fair Market Value" means:

                   (A) in the case of stock, the highest closing sale price
               during the 30-day period immediately preceding the relevant date of a share of such stock on any principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the relevant date on the National Association of Securities Dealers, Inc. Automated Quotation Systems (NASDAQ) or any system then in use, or if no such quotation are available, the fair market value on the relevant date of a share of such stock as determined by 75% of the Continuing Directors in good faith, and

                    (B) in the case of property other than cash or stock, the
               fair market value of such property on the relevant date as determined by 75% of the Continuing Directors in good faith.

                (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first become the beneficial owner of Voting Stock.

                (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iii)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

                (xi) Continuing Directors of the Corporation, acting by a vote of 75% shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph (a) (iii) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject to any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.

            (c) The provisions of this Article Ninth may not be amended, altered or repealed except by the approval of both (i) 75% of the outstanding shares of the Fund voting as a single class, and (ii) 75% of the outstanding shares of each class of shares voting separately, with shares of Preferred Stock of all series voting separately as a single class.

PROXY                   THE FIRST AUSTRALIA FUND, INC.             PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 14, 1998


The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and
Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at One Seaport Plaza, New York, New York on May 14, 1998 at 1:00 p.m., New York City time, and at any adjournment or postponement thereof.

_______________________________________________________________________________
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
_______________________________________________________________________________

_______________________________________________________________________________
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________________________


HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

____________________________________           ________________________________
____________________________________           ________________________________
____________________________________           ________________________________



      [TRFCM - THE FIRST AUSTRALIA FUND, INC.] [FILE NAME: TRFCM2.ELX]
                           [VERSION - F] [4/6/98]



X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

___________________________________________
      THE FIRST AUSTRALIA FUND, INC.         1.  The election of four Directors to serve as Class
___________________________________________      I Directors for a three-year term.
              COMMON STOCK                       Nominees:
                                                                                               For All       With-     For All
                                                                  Anthony E. Aaronson          Nominees      hold       Except
                                                                    Roger C. Maddock             ____        ____        ____
                                                                     Neville Miles               ____        ____        ____
                                                                     John T. Sheehy
Unless otherwise specified in the boxes,
provided, the undersigned's vote will            INSTRUCTION: To withhold authority to vote for any individual nominee, mark the
be cast FOR items 1, 2, 3, 4 and 5.              "For All Except" box and strike a line through the name(s) of the nominee(s) in list above.

                                                                                                  For       Against     Abstain
                                              2.  Ratification of the selection of Price          ___         ___          ___
                                                  Waterhouse LLP as independent public            ___         ___          ___
                                                  accountants.
                                         ___
Mark box at right if an address change   ___  3.  Approval of an amendment to the Fund's          ___         ___          ___
or comment has been noted on the reverse          charter to add supermajority 75% vote           ___         ___          ___
side of this card.                                requirements to approve certain business
                                                  combinations, open-ending and shareholder
                                                  investment proposals.

                                              4.  Approval of a change to the Fund's              ___         ___          ___
                                                  sub-classification and elimination              ___         ___          ___
                                                  of the Fund's investment restriction
                                                  regarding diversification.

                                              5.  Approval of an amendment to the Fund's          ___         ___          ___
                                                  policy on concentration.                        ___         ___          ___

                            _________________
Please be sure to sign       Date                 The appointed proxies will vote in their discretion on any other business as may
and date this Proxy.                              properly come before the meeting or any adjournments or postponements thereof.
_____________________________________________


_____________________     __________________
Shareholder sign here     Co-owner sign here     RECORD DATE SHARES:



    [TRFCM - THE FIRST AUSTRALIA FUND, INC.]
 [FILE NAME: TRFCM1.ELX] [VERSION - F] [4/6/98]